Exhibit 77C
          Kemper Value Plus Growth Fund
          Form N-SAR for the period ended 05/31/98
          File No. 811-7331
          Page 1


          A special meeting of Registrant's shareholders was held on December 3, 1997 and was adjourned as necessary. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             -----------
                       FOR                3,115,500
                       WITHHELD              40,397

                   Lewis A. Burnham

                       Vote             Number
                       ----             -----------
                       FOR                3,115,716
                       WITHHELD              40,181

                   Donald L. Dunaway

                       Vote             Number
                       ----             -----------
                       FOR                3,120,509
                       WITHHELD              35,388

                   Robert B. Hoffman

                       Vote             Number
                       ----             -----------
                       FOR                3,119,573
                       WITHHELD              36,024

                   Donald R. Jones

                       Vote             Number
                       ----             -----------
                       FOR                3,121,436
                       WITHHELD              34,460

                   Shirley D. Peterson

                       Vote             Number
                       ----             -----------
                       FOR                3,120,259
                       WITHHELD              35,638












          Exhibit 77C
          Kemper Value Plus Growth Fund
          Form N-SAR for the period ended 05/31/98
          File No. 811-7331
          Page 2


                   Daniel Pierce

                       Vote             Number
                       ----             -----------
                       FOR                3,119,794
                       WITHHELD              36,103

                   William P. Sommers

                       Vote             Number
                       ----             -----------
                       FOR                3,121,436
                       WITHHELD              34,461

                   Edmond D. Villani

                       Vote             Number
                       ----             -----------
                       FOR                3,116,257
                       WITHHELD              39,640

          Item 2:  Selection of Independent Auditors

                       Vote             Number
                       ----             -----------
                       FOR                3,091,575
                       AGAINST               15,880
                       ABSTAIN               48,442

          Item 3:  New Investment Management Agreement

                       Vote             Number
                       ----             -----------
                       FOR                2,960,620
                       AGAINST              195,278

          Item 5:  New Sub-Advisory Agreement

                       Vote             Number
                       ----             -----------
                       FOR                2,952,693
                       AGAINST              203,204

















          Exhibit 77C
          Kemper Value Plus Growth Fund
          Form N-SAR for the period ended 05/31/98
          File No. 811-7331
          Page 3


          Item 6:  New Rule 12b-1 Distribution Plan

                   Class B Shares

                       Vote             Number
                       ----             -----------
                       FOR                1,320,096
                       AGAINST               78,952

                   Class C Shares

                       Vote             Number
                       ----             -----------
                       FOR                   91,816
                       AGAINST                6,011

          Item 7:  To approve changes in fundamental investment policies

                       Vote             Number
                       ----             -----------
                       FOR                2,981,969
                       AGAINST              240,840